Exhibit 10.5


FORM OF DEFERRAL ELECTIONS FOR [GRANT YEAR]
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PERFORMANCE-BASED RESTRICTED SHARE UNIT WITH TIME VESTING AWARD
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IN-SERVICE DISTRIBUTION:
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I elect to defer receipt of the portion of my [Grant Year] grant of restricted share units that vests on the later of (i) the date on which the Compensation Committee certifies that the performance goal established for the [Grant Year] performance period has been achieved, and (ii) the first anniversary of the date of grant until __________________, which is a specific date between the date of vesting and ten (10) years after such date.

I elect to defer receipt of the portion of my [Grant Year] grant of restricted share units that vests on the second anniversary of the date of grant until ____________, which is a specific date between the date of vesting and ten (10) years after such date.

I elect to defer receipt of the portion of my [Grant Year] grant of restricted share units that vests on the third anniversary of the date of grant until ____________, which is a specific date between the date of vesting and ten (10) years after such date.

I elect to defer receipt of the portion of my [Grant Year] grant of restricted share units that vests on the fourth anniversary of the date of grant until ____________, which is a specific date between the date of vesting and ten (10) years after such date.

I understand that my election with respect to any portion of my [Grant Year] grant may only be modified if, at least twelve (12) months prior to the initial deferral date, I elect to further defer the distribution of such portion of the grant to a specific date within the contractually provided ten (10) year period that is at least five (5) years after my initial deferral date.


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Signature                                      Date




POST-TERMINATION DISTRIBUTION FOR REASONS OTHER THAN DEATH OR DISABILITY:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _________________________________ after termination of my employment for reasons other than death or disability, which is a time between six (6) months after my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.


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Signature                                      Date


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POST-TERMINATION DISTRIBUTION DUE TO DISABILITY:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until _________________________________ after termination of my employment due to disability, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.


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Signature                                      Date



POST-TERMINATION DISTRIBUTION DUE TO DEATH:
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I elect to defer receipt of my entire [Grant Year] grant of restricted share units after they vest until after termination of my employment due to death, which is a time between my separation from service and three (3) years after my separation from service.

I understand that this election is irrevocable.



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Signature                                      Date